BBH TRUST

BBH U.S. GOVERNMENT MONEY MARKET FUND

REGULAR SHARES (BBMXX)

INSTITUTIONAL SHARES (BBSXX)

SUPPLEMENT DATED MARCH 25, 2020 TO THE

PROSPECTUS

DATED FEBRUARY 28, 2020

The following information supplements and, to the extent inconsistent therewith, supersedes certain information in the BBH U.S. Government Money Market Fund prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the prospectus.

I.	The paragraph captioned Market Risk under the Principal Risks of the Fund section of the prospectus on pages 5 and 13 is hereby deleted in its entirety and replaced with the following paragraph:

Market Risk:

Market risks, including political, regulatory, economic and social developments, can result in market volatility and can affect the value of the fund’s investments. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.